                                                                    EXHIBIT 21

                                  SUBSIDIARIES
                                       OF
                              SARA LEE CORPORATION


The following is a list of the Registrant's subsidiary corporations. Certain subsidiaries which are inactive or exist solely to protect business names, but conduct no business, have been omitted; such omitted subsidiaries considered in the aggregate do not constitute a significant subsidiary.

                             Domestic Subsidiaries


                                                         Place of
Name                                                     Incorporation
----                                                     -------------
Adams-Millis Corporation                                 North Carolina

APD Chemicals Corporation                                Delaware

Aris Isotoner, Inc.                                      Delaware

Aris (Philippines), Inc.                                 Delaware

Bali Company                                             Delaware

Bali Foundations, Inc.                                   Delaware

Bessin Corporation                                       Illinois

BG Marketing Corp.                                       Delaware

Bil Mar Farms, Inc.                                      Delaware

Bil Mar Foods, Inc.                                      Delaware

BNH, Inc.                                                Delaware

Bryan Foods, Inc.                                        Delaware

Canadelle Intimate Fashions, Inc.                        Nevada

Champion Products Inc.                                   New York

Coach Stores, Inc.                                       Delaware

Coach Leatherware International, Inc.                               Delaware

DEA Leasing Corporation                                             Delaware

D.E. Direct, Inc.                                                   Delaware

Douwe Egberts/Van Nelle, Inc.                                       Kentucky

The Fuller Brush Company                                            Connecticut

GPI Corp.                                                           Nebraska

Hanes Menswear, Inc.                                                Delaware

Hanes Puerto Rico, Inc.                                             Delaware

Hygrade Food Products Corporation                                   New York

International Baking Co., Inc.                                      Delaware

Interstar, Inc.                                                     Florida

JPF Holdings, Inc.                                                  Delaware

JP Foodservice, Inc.                                                Delaware

Jogbra Inc.                                                         Delaware

Kiwi (Europe) Corporation                                           Delaware

L'eggs Brands, Inc.                                                 Delaware

Lyon's Restaurants, Inc.                                            California

Milky Way Products Company                                          Delaware

Nihon Sara Lee KK Corporation                                       Delaware

Ozark Salad Company, Inc.                                           Delaware

PAI Subsidiary, Inc.                                                Delaware

Playtex Apparel, Inc.                                               Delaware

Playtex Dorado Corporation                          Delaware

Playtex Industries, Inc.                            Delaware

Playtex Marketing Corporation                       Delaware

PYA Holding, Inc.                                   Delaware

PYA, Inc.                                           Delaware

PYA/Monarch, Inc.                                   Delaware

Rice Hosiery Corporation                            North Carolina

Sara Lee Bond Investment Corp.                      Delaware

Sara Lee Champion Europe Inc.                       Delaware

Sara Lee Corporation Asia, Inc.                     Delaware

Sara Lee/DE Asia, Inc.                              Delaware

Sara Lee Foundation                                 Illinois

Sara Lee French Investment Company, Inc.            Delaware

Sara Lee International Corporation                  Delaware

Sara Lee International Finance Corporation          Delaware

Sara Lee Investments, Inc.                          Delaware

Sara Lee JV Corp.                                   Delaware

Sara Lee - Kiwi Holdings, Inc.                      Delaware

Sara Lee Leasing Company                            Illinois

Sara Lee U.K. Holdings, Inc.                        Delaware

Saramar Corporation                                 Delaware

Schloss & Kahn, Inc.                                Delaware

Scotch Maid, Inc.                                   Delaware

Sealily, Inc.                                       Delaware

Seaotter, Inc.                                          Delaware

Seitz Foods, Inc.                                       Delaware

SL Alaska II, Inc.                                      Delaware

SL Associates                                           Delaware

SLC Leasing (Nevada)-II, Inc.                           Delaware

SLC Leasing (Wyoming), Inc.                             Delaware

SLE, Inc.                                               Delaware

SLI Administrative Services Company, Inc.               Delaware

SLKP Sales, Inc.                                        Delaware

Smoky Hollow Foods, Inc.                                Delaware

Southern Belle, Inc.                                    Delaware

Spring City Knitting Co., Inc.                          Delaware

State Fair Foods, Inc.                                  Texas

Super Products, Inc.                                    Delaware

Sweet Sue Kitchens, Inc.                                Delaware

Tailby-Nason Company, Inc.                              Delaware

Wolferman's, Inc.                                       Delaware

                              FOREIGN SUBSIDIARIES


Abel Bonnex S.A.                                 France

Agepal SarL                                      Luxemburg

Allende International, S.A. de C.V.              Mexico

A.P. Developments Limited                        Zambia

Aris Isotoner S.A.                               France

Aris Isotoner UK Limited                         England

Aris (Philippines) Inc.                          Philippines

Arno Leasing B.V.                                Netherlands

Ashe Limited                                     England

Ashe Pension Trustees Ltd.                       England

Auragate Pty. Ltd.                               Australia

Avroy Shlain Cosmestics (Pty) Ltd.               South Africa

Balirny Douwe Egberts AS                         Czech Republic

Ballograf Bic Austria Vertriebs Ges. mbh         Austria

Bal-Mex S.A. de C.V.                             Mexico

Beviston Pty. Ltd.                               Australia

A/S Blumoller                                    Denmark

Boers Groothandel B.V.                           Netherlands

Boers Vleeswaren B.V.                            Netherlands

Buhler Fontaine S.A.                             France

Caitlin Financial Corporation N.V.               Netherlands
                                                 Antilles

Canadelle Incorporated                           Canada

Casual Wear de Mexico, S.A. de C.V.                                  Mexico


Champion Products, S.A. de C.V.                                      Mexico

Champion UK Ltd.                                                     England

Charter de Mexico, S.A. de C.V.                                      Mexico

Coach (UK) Limited                                                   England

Coffenco International GmbH                                          Germany

Cofico N.V.                                                          Netherlands
                                                                     Antilles

Comercial de Puntillas, S.A.                                         Spain

Comercial Rinbros, S.A. de C.V.                                      Mexico

Commandant B.V.                                                      Netherlands

Compack Douwe Egberts Rt                                             Hungary

Confeccionadora Canarias, S.A. de C.V.                               Mexico

Confecciones de Monclova, S.A. de C.V.                               Mexico

Confecciones de Monterrey, S.A. de C.V.                              Mexico

Confecciones de Nueva Rosita, S.A. de C.V.                           Mexico

Confecciones El Pedregal S.A. de C.V.                                El Salvador

Congelacion y Conservacion de Alimentos                              Mexico

Conoplex Insurance Company                                           Bermuda

Contex, Sociedad Anomina de Capital Variable                         El Salvador

Corjan, S.A.                                                         Panama

Corporacion Champion de El Salvador, S.A. de C.V.                    El Salvador

Corporacion H.M., S.A. de C.V.                                       Mexico

Cruz Verde Portugal - Productos de Consumo Lda.                      Portugal

Dacor N.V.                                                   Belgium

DEA (Bermuda) Ltd.                                           Bermuda

Decaf B.V.                                                   Netherlands

Decaf N.V.                                                   Belgium

Decem B.V.                                                   Netherlands

Decotrade A.G.                                               Switzerland

DEF Finance S.A.                                             France

DEF Holding S.A.                                             France

Defico N.V.                                                  Netherlands
                                                             Antilles

Detrex B.V.                                                  Netherlands

Difan S.A.M.                                                 Monaco

Dim S.A.                                                     France

Dim-Rosy AB                                                  Sweden

Dim-Rosy AG                                                  Switzerland

Dim-Rosy A/S                                                 Denmark

Dim-Rosy Benelux N.V.                                        Belgium

Dim-Rosy GmbH                                                Germany

Dim-Rosy Portugal Lda                                        Portugal

Dim-Rosy S.p.A.                                              Italy

Dim Rosy Textiles, Incorporated                              Canada

Dimtex S.A.                                                  France

Douwe Egberts N.V.                                           Belgium

Douwe Egberts Agio GmbH                                      Germany

Douwe Egberts Coffee & Tea International B.V.                Netherlands

Douwe Egberts Coffee Systems France S.A.                           France

Douwe Egberts Coffee Systems Ltd.                                  Canada

Douwe Egberts Coffee Systems Ltd.                                  England

Douwe Egberts Coffee Systems International B.V.                    Netherlands

Douwe Egberts Coffee Systems Nederland B.V.                        Netherlands

Douwe Egberts Compack Kft.                                         Hungary

Douwe Egberts Espana S.A.                                          Spain

Douwe Egberts France S.A.                                          France

Douwe Egberts Kaffee Systeme GmbH                                  Germany

Douwe Egberts Kaffee Systeme GmbH & CO., K.G.                      Germany

Douwe Egberts GmbH                                                 Germany

Douwe Egberts Kaffee B.V.                                          Netherlands

Douwe Egberts Limited                                              Canada

Douwe Egberts Nederland B.V.                                       Netherlands

Douwe Egberts (Portugal) Produtos Almentares Lda.                  Portugal

Douwe Egberts Van Nelle Diensten B.V.                              Netherlands

Douwe Egberts Van Nelle Operating B.V.                             Netherlands

Douwe Egberts Van Nelle Tabaksmaatschappij  B.V.                   Netherlands

Douwe Egberts Van Nelle                                            Netherlands
  Tabaksproduktiemaatschappij B.V.

Douwe Egberts Van Nelle Tobacco Belgium N.V.                       Belgium

Douwe Egberts Van Nelle Tobacco International B.V.                 Netherlands

Duyvis B.V.                                                        Netherlands

Era Expeditie B.V.                                                 Netherlands

Eri Feine Schuhpflege Vertriebs GmbH                               Germany

Esa Eppinger GmbH                                                      Germany

AB Fenom                                                               Sweden

Filodoro Calze S.p.A.                                                  Italy

De Friesche Erven B.V.                                                 Netherlands

Fujian Sara Lee Consumer Products Company Ltd.                         China

Gromtex S.A.                                                           Tunisia

Hanes Caribe Ltd.                                                      Cayman Islands

Hanes Choloma Ltd.                                                     Cayman Islands

Hanes de Centroamerica S.A.                                            Guatemala

Hanes (Deutschland) GmbH                                               Germany

Hanes Dominican Inc.                                                   Dominican Republic

Hanes de El Salvador, S.A. de C.V.                                     El Salvador

Hanes Europe N.V.                                                      Belgium

Hanes Foreign Sales Company B.V.                                       Netherlands

Hanes France S.A.                                                      France

Hanes International N.V.                                               Belgium

Hanes de Mexico, S.A. de C.V.                                          Mexico

Hanes Panama, Inc.                                                     Panama

Hanes Jamaica Limited                                                  Jamaica

Hanes Tejidos Costa Rica Ltd.                                          Costa Rica

Hanes U.K. Limited                                                     England

Harris/DE Pty. Ltd.                                                    Australia

H.D.I. S.A.                                                            France

Hesperia de Alimentacion S.A.                                         Spain

Hesperia Centro S.A.                                                  Spain

Hesperia Levante S.A.                                                 Spain

Hesperia Noroeste S.A.                                                Spain

Hesperia Sur S.A.                                                     Spain

Hilton Bonds N.Z. (1991) Limited                                      New Zealand

Holmeats                                                              Belgium

Home Safe Products Sdn Bhd                                            Malaysia

House of Fuller, S.A. de C.V.                                         Mexico

Household & Personal Care Research B.V.                               Netherlands

Imperial Meats                                                        Belgium

International Food Service B.V.                                       Netherlands

Inco Hellas A.E. Cosmetics, Dietetics and                             Greece
   Pharmaceutical Products Industry

Industrias Carnicas Navarras S.A.                                     Spain

Industrias de Carnes Nobre S.A.                                       Portugal

Industrias Internacionales de San Pedro, S.A. de C.V.                 Mexico

Industrias Mallorca, S.A. de C.V.                                     Mexico

Inmobiliaria Meck-Mex, S.A. de C.V.                                   Mexico

Intec B.V.                                                            Netherlands

Inter Food Service Ltd.                                               England

Internacional Manufacturera, S.A.                                     Mexico

International Underwear Ltd.                                          Morocco

INTEX Dessous GmbH                                                    Germany

INTEX Textil-Vertriebsgesellschaft AG                                 Switzerland

Intradal Produktie Belgium N.V.                                         Belgium

I. Tas Ezn B.V.                                                         Netherlands

Kaffehuset Friele A/S                                                   Norway

King Gee Clothing Company Pty. Ltd.                                     Australia

Kitchens of Sara Lee (Australia) Pty. Ltd.                              Australia

Kitchens of Sara Lee, SNC                                               France

Kitchens of Sara Lee U.K. Limited                                       England

Kiwi Brands (Tinanjin) Co. Ltd.                                         China

Kiwi Brands Hong Kong Ltd.                                              Hong Kong

Kiwi Brands Ltd.                                                        Kenya

Kiwi Brands Ltd.                                                        Malawi

Kiwi Brands Ltd.                                                        Zambia

Kiwi Brands Pty. Ltd.                                                   Australia

Kiwi Brands Pty. Ltd.                                                   South Africa

Kiwi Brands (Malaysia) Sdn. Bhd.                                        Malaysia

Kiwi Brands (N.Z.) Ltd.                                                 New Zealand

Kiwi Brands (Private) Limited                                           Zimbabwe

Kiwi Caribbean Limited                                                  England

P.T. Kiwi Distribution Company                                          Indonesia

Kiwi (EA) Ltd.                                                          England

Kiwi European Holdings B.V.                                             Netherlands

Kiwi France S.A.                                                        France

Kiwi Holdings S.A.                                                      France

Kiwi Holdings Limited                                                   England

P.T. Kiwi Indonesia                                                     Indonesia


Kiwi International Pte. Ltd.                                      Singapore

Kiwi (Manufacturing) Sdn Bhd                                      Malaysia

Kiwi (Nigeria) Limited                                            Nigeria

Kiwi (Thailand) Limited                                           Thailand

Kiwi TTK Limited                                                  India

Kiwi United Taiwan Company Ltd.                                   China

Koffiebranderijen Theehandel Kanis & Gunnink B.V.                 Netherlands

Koninklijke Douwe Egberts B.V.                                    Netherlands

Kortman Intradal B.V.                                             Netherlands

Kortman Nederland B.V.                                            Netherlands

N.V. Kortman Intradal S.A.                                        Belgium

Lassie B.V.                                                       Netherlands

Maglificio Bellia S.p.A.                                          Italy

Marcilla Coffee System S.A.                                       Spain

Manufacturera de Cartago, S.A.                                    Costa Rica

Manufacturera Libra, S.A. de C.V.                                 Mexico

Manufacturas Mallorca, S.A. de C.V.                               Mexico

Marander Assurantie Compagnie B.V.                                Netherlands

Marketing-en Verkoopmaatschappij Stegeman B.V.                    Netherlands

Merrild Coffee Systems AB                                         Sweden

Merrild Kaffe A/S                                                 Denmark

Nicholas Manufacturing Limited                                    England

Nihon Kiwi K.K.                                                   Japan

Nihon Sara Lee K.K.                                               Japan

Opus Chemical AB                                           Sweden

Oxwall Tools B.V.                                          Netherlands

Palas de Mexico, S.A. de C.V.                              Mexico

Pamyc, S.A. de C.V.                                        Mexico

Playtex Dominicana, S.A.                                   Dominican
                                                           Republic

Playtex Espana, S.A.                                       Spain

Playtex France S.A.                                        France

Playtex Investments Europe S.A.                            France

Playtex Limited                                            England

Playtex Trading Limited                                    England

Plustex B.V.                                               Netherlands

Plustex S.A.                                               Belgium

Pretty Polly (Killarney) Limited                           Ireland

Pretty Polly Pension Trustees Ltd.                         England

Probemex, S.A. de C.V.                                     Mexico

PT Premier Ventures                                        Indonesia

PT Prodenta                                                Indonesia

PT Suria Yozani                                            Indonesia

PTX Tunisie S.A.                                           Tunisia

Product Suppliers A.G.                                     Switzerland

Rinbros, S.A. de C.V.                                      Mexico

Sagepar SaRL                                               France

Sara Lee Bakery                                            Malaysia

Sara Lee Bakery Company Limited                            Hong Kong

Sara Lee Champion France S.A.                                                France

Sara Lee Charcuterie, S.A.                                                   France

Sara Lee Chile S.A.                                                          Chile

Sara Lee Corporation of Canada Ltd.                                          Canada

Sara Lee de Costa Rica, S.A.                                                 Costa Rica

Sara Lee/DE Espania S.A.                                                     Spain

Sara Lee/DE Finance B.V.                                                     Netherlands

Sara Lee/DE Italy S.p.A                                                      Italy

Sara Lee/DE N.V.                                                             Netherlands

Sara Lee Europe Direct Marketing S.A.                                        France

Sara Lee Europe Finance S.A.                                                 France

Sara Lee France SNC                                                          France

Sara Lee Foreign Sales Corporation                                           Barbados

Sara Lee Germany GmbH                                                        Germany

Sara Lee (Hong Kong) Limited Partnership                                     Hong Kong

Sara Lee Hosiery Canada Ltd.                                                 Canada

Sara Lee Hosiery de Mexico, S.A. de C.V.                                     Mexico

Sara Lee Household & Personal Care UK Limited                                England

Sara Lee Mexicana S.A. de C.V.                                               Mexico

Sara Lee Overseas Finance N.V.                                               Netherlands
                                                                             Antilles

Sara Lee Personal Products S.A.                                              France

Sara Lee Personal Products S.p.A.                                            Italy

Sara Lee Personal Products (Argentina) S.A.                                  Argentina

Sara Lee Personal Products (Australia) Pty. Ltd.                             Australia





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





Sara Lee Personal Products (Colombia) S.A.                         Colombia

Sara Lee Personal Products (South Africa) (Pty.) Ltd.              South Africa

Sara Lee Personal Products (Venezuela) S.A.                        Venezuela

Sara Lee Philippines Inc.                                          Philippines

Sara Lee Processed Meats Belgium N.V.                              Belgium

Sara Lee Processed Meats (Europe) B.V.                             Netherlands

Sara Lee Trading Ltd.                                              Thailand

Sara Lee UK Holdings Plc                                           England

Sara Lee (UK Investments) Limited                                  England

Servicios Administrativos Sara Lee, S.A. de C.V.                   Mexico

Shanghai Vocal Enterprise Limited                                  China

Siamcona Ltd.                                                      Thailand

Spantex, S.A. de C.V.                                              Mexico

Spring City de Honduras, S.A.                                      Honduras

Stegeman B.V.                                                      Netherlands

The Stubbies Clothing Company Pty. Ltd.                            Australia

Tana B.V.                                                          Netherlands

Tana Canada Incorporated                                           Canada

Tana France S.A.                                                   France

Tana Schuhpflege AG                                                Switzerland

Tejidos Flex Corporation                                           Dominican
                                                                   Republic

Telec A.G.                                                         Switzerland

Temana Ges. mbH                                                    Austria

Temana International Ltd.                                          England

Temana Verkaufs-AG                                             Switzerland

Textiles Tropicales, Sociedad Anonima                          Costa Rica

Tomten A/S                                                     Norway

Tuxan Schuhpflegemittel GmbH                                   Austria

Underwear Ltd.                                                 Malta

Valma B.V.                                                     Netherlands

Van Nelle Holding (Germany) GmbH                               Germany

Van Nelle Produktie B.V.                                       Netherlands

Vatter GmbH                                                    Germany

Verpakkingsindustrie Boers B.V.                                Netherlands

Nv Zwarte Kat/Cle d'Or                                         Belgium

168765 Canada Inc.                                             Canada

24762030 Nova Scotia Ltd.                                      Canada

1116-9087 Quebec Inc.                                          Canada





                                       16